================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 17, 2004



                            CHAPARRAL RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)



              DELAWARE                  0-7261               84-0630863
   (State or Other Jurisdiction       (Commission          (IRS Employer
         of Incorporation)            File Number)       Identification No.)

     2 Gannett Drive, Suite 418
        White Plains, New York                                 10604
(Address of Principal Executive Offices)                     (Zip Code)




       Registrant's telephone number, including area code: (866) 559-3822

================================================================================

Item 1.     Changes in Control of Registrant.

On May 17, 2004, Chaparral Resources, Inc., the "Company", issued a press release announcing that Nelson Resources Limited (TSX: NLG) has acquired from Central Asian Industrial Holdings N.V. a majority interest in the Company. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

Item 12.    Results of Operations and Financial Condition.

On May 17, 2004, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K.

This information, including the exhibit related hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHAPARRAL RESOURCES, INC.



Date:  May 19, 2004                           By: /s/ Simon Gill
                                              ---------------------------
                                              (Signature)
                                              Simon Gill
                                              Chief Executive Officer



                                  Exhibit Index


Exhibit
Number        Description
------        -----------

*99.1 Press release dated May 17, 2004 announcing change of control and financial results for the quarter ended March 31, 2004

----------
*  Filed herewith